UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

X . Filed by the registrant
. Filed by a party other than the registrant

Check the appropriate box:
X . Preliminary Information Statement
. Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
. Definitive Information Statement

GMV WIRELESS, INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
X . No fee required
. Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A
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(2) Aggregate number of securities to which transaction applies: N/A
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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

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(4) Proposed maximum aggregate value of transaction: N/A
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(5) Total fee paid: N/A
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. Fee paid previously with preliminary materials.

       .

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
_____________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.
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(3) Filing Party:
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(4) Date Filed:
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EXPLANATORY PARAGRAPH

The Company has determined that it is in the best interest of the Company to withdraw its Preliminary Information Statement, filed with the Securities and Exchange Commission on May 17, 2011, as the Company will be filing a Form 15 deregistering its securities under Section 12(g) of the Securities and Exchange Act of 1934.

By Order of the Board

/s/ Mark Simon

Mark Simon, President

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